Exhibit 10.7 AMENDMENT NO. 1 TO THE WARRANT TO PURCHASE SHARES OF COMMON STOCK of LANZATECH GLOBAL, INC. This AMENDMENT NO. 1 TO THE WARRANT TO PURCHASE SHARES OF COMMON STOCK OF LANZATECH GLOBAL, INC. (this “Amendment No. 1 to the Warrant”), dated as of May 12, 2026 (the “Amendment Effective Date”), is made by and between LanzaTech Global, Inc., a Delaware corporation (the “Company”), and LanzaTech Global SPV, LLC, a Wyoming limited liability company (the “Warrantholder”), and amends that certain Warrant to Purchase Shares of Common Stock of LanzaTech Global, Inc., dated January 21, 2026, by and between the Company and the Warrantholder (the “Warrant”). Capitalized terms used in this Amendment No. 1 to the Warrant and not defined shall have the meanings specified in the Warrant. PRELIMINARY STATEMENTS A. Section 16 of the Warrant provides, in pertinent part, that the Warrant may be amended pursuant to a written amendment executed by the Company and the Warrantholders holding, assuming exercise in full of the Warrants then outstanding, at least a majority of the Warrant Shares then issuable upon exercise of the Warrants then outstanding. B. The Warrantholder currently holds the Warrant, which represents 100% of the Warrant Shares issuable upon exercise of the Warrants currently outstanding. C. Each of the Company and the Warrantholder desire to amend the Warrant as of the Amendment Effective Date as set forth in this Amendment No. 1 to the Warrant. The parties hereto agree as follows: SECTION 1.1 Amendment to Section 24 of the Warrant. Section 24 of the Warrant is hereby amended by replacing the defined term “Expiration Time” with the defined term “Expiration Time” to read in its entirety as provided below: ““Expiration Time” means the Close of Business on December 31, 2030.” SECTION 1.2 Miscellaneous. (a) This Amendment No. 1 to the Warrant and the Warrant (including the exhibits thereto) constitute the entire agreement, and supersede all other prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof. (b) Except as amended hereby, the Warrant shall continue in full force and effect in accordance with its terms. Sections 12, 14, 16, 17, 18 (as amended by this Amendment No. 1 to the Warrant), 19, 20, 21, 22 and 23 of the Warrant are hereby incorporated by reference and shall apply to this Amendment No. 1 to the Warrant, mutatis mutandis. (c) On and after the Amendment Effective Date, each reference in the Warrant to “this Warrant”, “hereunder”, “hereof”, “herein” or words of like import referring to the “Warrant to Purchase Shares of Common Stock of LanzaTech Global, Inc.” shall, in each case, mean and be a reference to the Warrant as amended by this Amendment No. 1 to the Warrant.

(d) The execution, delivery and effectiveness of this Amendment No. 1 to the Warrant shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Warrantholder under the Warrant. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Warrant as of the date first above written. COMPANY: LANZATECH GLOBAL, INC. By: /s/ Jennifer Holmgren Name: Jennifer Holmgren Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Warrant as of the date first above written. WARRANTHOLDER: LANZATECH GLOBAL SPV, LLC By: /s/ Michael F. Solomon Name: Michael F. Solomon Title: Managing Director